Borrowings	12 Months Ended
Apr. 02, 2023
Borrowings [abstract]
Borrowings	Borrowings
Amendments to borrowings
As of June 30, 2023, LIBOR rates will cease to be published for U.S Dollars. As a result, the Company must transition U.S dollar contracts currently applying LIBOR to the Secured Overnight Financing Rate published by the Federal Reserve Bank of New York (“SOFR”). This includes the revolving facility, the term loan and the interest rate swaps. See “Note 4. Changes in Accounting Policies” for a description of the IBOR Reform.
Subsequent to the year ended April 2, 2023, on May 15, 2023, the Company entered into a further amendment to the revolving facility and the term loan. Following the amendment, the revolving facility has multiple interest rate charge options that are based on the Canadian prime rate, Banker's Acceptance rate, the lenders' Alternate Base Rate, European Base Rate, SOFR rate, or EURIBOR rate plus an applicable margin, with interest payable the earlier of quarterly or at the end of the then current interest period (whichever is earlier). The revolving facility now matures on May 15, 2028. Following the amendment, the term loan has an interest rate of SOFR plus a an applicable margin of 3.50% payable quarterly in arrears and SOFR may not be less than 0.75%.
Revolving facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based revolving credit facility in the amount of $467.5m, with an increase in commitments to $517.5m during the peak season (June 1 - November 30). The revolving facility matures on June 3, 2024. Amounts owing under the revolving facility may be borrowed, repaid and re-borrowed for general corporate purposes. The Company has pledged substantially all of its assets as collateral for the revolving facility. The revolving facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds.
The revolving facility has multiple interest rate charge options that are based on the Canadian prime rate, Banker's Acceptance rate, the lenders' Alternate Base Rate, European Base Rate, LIBOR rate, or EURIBOR rate plus an applicable margin, with interest payable the earlier of quarterly or at the end of the then current interest period (whichever is earlier).
As at April 2, 2023, the Company had repaid all principal amounts owing on the revolving facility (April 3, 2022 - $nil). As at April 2, 2023, no interest and administrative fees remain outstanding (April 3, 2022 - $0.5m). Deferred financing charges in the amounts of $0.5m (April 3, 2022 - $0.9m), were included in other long-term liabilities. As at and during the year ended April 2, 2023, the Company was in compliance with all covenants.
The Company had unused borrowing capacity available under the revolving facility of $238.4m as at April 2, 2023 (April 3, 2022 - $191.8m).
The revolving credit commitment also includes a letter of credit commitment in the amount of $25.0m, with a $5.0m sub-commitment for letters of credit issued in a currency other than Canadian dollars, U.S. dollars, euros or British pounds sterling, and a swingline commitment for $25.0m. As at April 2, 2023, the Company had letters of credit outstanding under the revolving facility of $1.8m (April 3, 2022 - $4.6m).
Term loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis alongside the revolving facility. The facility has an aggregate principal amount of USD300.0m, with quarterly repayments of USD0.75m on the principal amount and a maturity date of October 7, 2027. Moreover, as at the year ended April 2, 2023, the facility has an interest rate of LIBOR plus an applicable margin of 3.50% payable quarterly in arrears and LIBOR may not be less than 0.75%. The Company incurred transaction costs of $0.9m related to the facility which are being amortized using the effective interest rate method over the term to maturity.
Voluntary prepayments of amounts owing under the term loan may be made at any time without premium or penalty but once repaid may not be reborrowed. As at April 2, 2023, the Company had USD293.3m (April 3, 2022 - USD296.3m) aggregate principal amount outstanding under the term loan. The Company has pledged substantially all of its assets as collateral for the term loan. The term loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As at and during the year ended April 2, 2023, the Company was in compliance with all covenants.
As the term loan is denominated in U.S. dollars, the Company remeasures the outstanding balance plus accrued interest at each balance sheet date.
The amount outstanding with respect to the term loan is as follows:

	April 2, 2023	April 3, 2022
	$	$
Term loan	396.3	370.8
Unamortized portion of deferred transaction costs	(0.6)	(0.8)
	395.7	370.0
Mainland China Facilities
A subsidiary of the Company in Mainland China has two uncommitted loan facilities in the aggregate amount of RMB310.0m ($61.0m) ("Mainland China Facilities"). The term of each draw on the loans is one, three or six months or such other period as agreed upon and shall not exceed twelve months (including any extension or rollover). The interest rate on each facility is equal to loan prime rate of 1 year, plus 0.15% per annum, and payable at one, three or six months, depending on the term of each draw. Proceeds drawn on the Mainland China Facilities are being used to support working capital requirements and build up of inventory for peak season sales. As at April 2, 2023, the Company had $9.8m (RMB50.0m) owing on the Mainland China Facilities (April 3, 2022 - $nil (RMBnil)).
Japan Facility
A subsidiary of the Company in Japan has a loan facility in the aggregate amount of JPY4,000.0m ($40.7m) ("Japan Facility") with a floating interest rate of JBA TIBOR plus an applicable margin of 0.3%. The term of the facility is twelve months and each draw on the facility is payable within the term. Proceeds drawn on the Japan Facility are being used to support build up of inventory for peak season sales. As at April 2, 2023, the Company had $13.7m (JPY1,350.0m) owing on the Japan Facility.
Short-term borrowings
As at April 2, 2023, the Company has short-term borrowings in the amount of $27.6m. Short-term borrowings include $9.8m (April 3, 2022 - $nil) owing on the Mainland China Facilities, $13.7m (April 3, 2022 - $nil) owing on the Japan Facility, and $4.1m (April 3, 2022 - $3.8m) for the current portion of the quarterly principal repayments on the term loan. Short-term borrowings are all due within the next 12 months.
Net interest, finance and other costs consist of the following:

	Year ended
	April 2, 2023	April 3, 2022	March 28, 2021
	$	$	$
Interest expense
Mainland China Facilities	0.5	0.4	0.2
Japan Facility	0.1	—	—
Revolving facility	1.1	1.8	3.1
Term loan	18.8	17.4	14.4
Lease liabilities	11.6	9.1	9.5
Standby fees	1.8	0.9	1.4
Acceleration of unamortized costs on debt extinguishment	—	9.5	1.1
Fair value remeasurement on the put option liability (note 5)	10.9	—	—
Fair value remeasurement on the contingent consideration (note 5)	(2.9)	—	—
Interest income	(0.9)	(0.4)	(0.7)
Other costs	1.0	0.3	1.9
Net interest, finance and other costs	42.0	39.0	30.9